Exhibit 31.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Allen F. Wise, certify that:
1.	I have reviewed this annual report on Form 10-K/A of Coventry Health Care, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ Allen F. Wise
Allen F. Wise
Chief Executive Officer and Director Date: March 12, 2010